SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2004

Hawthorne Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	95-2085671 (I.R.S. employer identification number)

Commission file number: 0-1100

2381 Rosecrans Avenue
El Segundo, California 90245
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(310) 725-5000

Item 12. Results of Operations and Financial Condition

On April 22, 2004, Hawthorne Financial Corporation issued a press release announcing its financial results for the first quarter of 2004, a copy of which is furnished herewith as Exhibit 99.1.

Exhibit No.

99.1	Text of press release dated April 22, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWTHORNE FINANCIAL CORPORATION
By:	/s/ David Rosenthal
David Rosenthal
Executive Vice President
and Chief Financial Officer

Date: April 23, 2004.